SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



         Date of Report (Date of Earliest event reported):  June 11, 1998


                       INTELLIGENT DECISION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-22254                  38-3286394
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)          Identification No.)




       88 Danbury Road, Wilton, Connecticut                06987
--------------------------------------------------------------------------------
     (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code       203-761-1057
                                                     ---------------------------




                               Not Applicable
        (Former name or former address, if changed since last report.)

Item 5.           Other Events.


     On May 19, 1998, Robert B. Hyte resigned as Director and Secretary of Intelligent Decision Systems, Inc. but will continue to assist Intelligent Decision Systems, Inc. as a consultant. Mr. Hyte's decision to resign was primarily due to health reasons. No one at this time has been appointed to replace Mr. Hyte as Director.






                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    INTELLIGENT DECISION SYSTEMS, INC.



Dated: June 11, 1998              By:   /s/ David A. Horowitz
                                       -----------------------------
                                       David A. Horowitz, President